14. Profit Sharing and Retirement Savings Plan	12 Months Ended
Dec. 31, 2016
Compensation and Retirement Disclosure [Abstract]
Profit Sharing and Retirement Savings Plan

The Bank has a 401(k) savings plan available to substantially all employees meeting minimum eligibility requirements. Prior to July 1, 2016, the Bank made a discretionary 1.5% profit sharing contribution to all employees exclusive of employee contributions and employer matching. Effective July 1, 2016 this discretionary 1.5% contribution was replaced with a performance based program tied to certain profitability goals, etc. being achieved. Employees may elect to make voluntary contributions to the plan up to the maximum allowed by law. The Bank also matches 100% of the employee’s initial 1% contribution and 50% of the next 5%. The cost of Bank contributions under the savings plan was $216 and $303 in 2016 and 2015, respectively.